--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                                 Annual Report
                              European Stock Fund
--------------------------------------------------------------------------------
                                October 31, 1996
--------------------------------------------------------------------------------
Report Highlights
================================================================================

o European markets kept up their strong pace in recent months, providing double-digit gains for the year ended October 31. A strengthening of European currencies against the dollar boosted returns to U.S. investors. o The best-performing markets over the last six months were Finland, Sweden, the Netherlands, and the U.K. o The European Stock Fund gained a robust 8.39% over the last six months, bringing its full-year return to 21.76%, well ahead of the MSCI Europe Index and the average Europe fund as measured by Lipper.

o While trimming the fund's overall small-company exposure, we increased our holdings of these stocks in the emerging countries of Eastern Europe.

o Good economic conditions and a renewed emphasis by European companies on profitability should help performance into 1997.

--------------------------------------------------------------------------------
Fellow Shareholders
================================================================================

     European stocks came out of the blocks strongly in the first half and kept up the pace over the last six months, with some help from the modest rise in European currencies against the dollar. The best-performing markets in the second half were Finland, Sweden, the Netherlands, and the U.K. For the year ended October 31, European markets produced robust, double-digit gains.

--------------------------------------------------------------------------------
Performance Comparison
================================================================================

Periods Ended 10/31/96             6 Months           12 Months

European Stock Fund                   8.39%              21.76%

MSCI Europe Index                     8.45               17.95

Lipper European Funds Average         6.86               17.03
================================================================================

     Your fund had an excellent year, finishing with a gain of more than 21% and outperforming both the unmanaged MSCI Europe Index and its Lipper peer group average. Over the last six months, although slowing from its robust pace of the first half, the fund produced another strong gain, essentially matching the index and outperforming its Lipper peer group.

MARKET REVIEW

     European markets drew strength from an almost ideal environment for stocks: modest economic growth coupled with subdued inflation and low interest rates. The steady earners that form the core of your fund performed especially well under these conditions.

     In the  U.K.,  the  longevity  of the  economic  recovery  continued  to be surprising, with the last recession in the early 1990s a distant memory. However, a new commitment to more responsible economic management led to a slight increase in short-term interest rates in October. This monetary tightening should help sustain moderate growth with modest inflation into 1997, regardless of the outcome of the general election which must be held by May. The opinion polls suggest that the opposition Labour Party may unseat the ruling Conservatives for the first time since 1979, although the implications for the economy are minor since the parties now have similar economic policies.

     Over the last six months, returns to U.S. investors received a significant boost from the strengthening of the pound sterling against the dollar, lifting the U.K. market ahead of most other European markets in dollar terms. We continued to lighten the fund's exposure to utilities, which are vulnerable to tighter regulation under a new government, by trimming our position in National Grid Group. Improved consumer sentiment benefited our holdings in chain store retailers Argos and Kingfisher. Meanwhile, reflecting the elevation of shareholder interests by European companies, banks such as National Westminster Bank abandoned the pursuit of market share to focus on profitability. They are working toward improving returns on equity and using their capital more efficiently by repurchasing stock.

--------------------------------------------------------------------------------
Market Performance
================================================================================

Six Months                          Local         Local Currency           U.S.
Ended 10/31/96                   Currency       vs. U.S. Dollars        Dollars
--------------------------------------------------------------------------------
Belgium                              6.47%                  1.04%          7.58%
Finland                             15.12                   7.07          23.27
France                               2.15                   1.35           3.53
Germany                              6.65                   1.35           8.09
Italy                             - 10.35                   3.18         - 7.50
Netherlands                          9.44                   1.18          10.74
Norway                               0.46                   3.25           3.72
Spain                                7.06                 - 0.08           6.97
Sweden                              13.97                   3.55          18.01
Switzerland                          2.31                 - 1.11           1.17
United Kingdom                       5.20                   8.52          14.16
--------------------------------------------------------------------------------
Source: FAME Information Services, Inc., using MSCI Indices.
================================================================================

     Elsewhere in Europe, the move toward monetary union picked up speed when some countries on the fringe of the process, such as Italy and Spain, exhibited more support. The unionist countries are scrambling to meet the Maastricht criteria for unification, imposing strict, often unpopular fiscal targets and controls on spending to reduce budget deficits. To compensate for reduced government spending, lower interest rates were employed across Europe to sustain economic growth, while fiscal restraint spawned lower bond yields. However, high unemployment kept consumer spending at bay and inflation very low in most countries. In another sign that bodes well for performance, the renewed emphasis on shareholder interests began to filter out of the U.K. to the rest of Europe, where overall returns on investment are lower but have more room to improve. A number of portfolio companies are adopting a greater focus on profitability, including Royal Dutch Petroleum and Unilever, both dual-listed in the Netherlands and the U.K., and Eaux Cie Generale in France.

     The trend may even spread to Germany, where companies like Deutsche Bank are hampered by unacceptably low, single-digit returns on equity. European companies have a long way to go, however, with share buybacks still illegal in many countries, impeding the efficient use of capital. Mergers are yet another way to boost value for shareholders and have been instrumental in the pharmaceutical industry. Two companies in our portfolio, Ciba-Geigy and Sandoz, are merging to form Novartis, a marriage that should result in a new Swiss pharmaceutical powerhouse. Glaxo Wellcome in the U.K. is another recently formed pharmaceutical giant.

     The fund continued to benefit from a large overweighting (relative to the MSCI Index) in the Netherlands, which is home to the three largest holdings in the portfolio. Our Dutch stocks are multinational giants with very little reliance on the domestic economy. Two publishing companies, Wolters Kluwer and Elsevier (also owned in the U.K. through Reed International), have produced steady growth and high returns over many years, and we continue to like their prospects.

     While the French market generally tracked the European averages over the past year, we invested in a number of companies that significantly outperformed the local index. During the last six months, we slightly raised our weighting here to 15% of net assets by purchasing more shares in companies such as Eaux Cie Generale and catering concern Sodexho. Generale's new management plans to scale back the conglomerate's diverse interests, promising improved profitability. Sodexho has already made a strong contribution to fund performance and should continue to outperform in the future.

     [Pie chart showing the following geographic diversification on 10/31/96. United Kingdom 26%, Netherlands 18%, France 15%, Switzerland 8%, Germany 7%, Sweden 5%, Spain 5%, Other and Reserves 16%]

     In both Italy and Spain, bond yields fell dramatically. Spain was the better-performing market, although Italy has taken more aggressive steps so far to combat government debt levels. Despite its improving economic fundamentals, we underweighted Italy because it was hard to find many attractive companies. An exception is telecommunications concern Telecom Italia Mobile, which is benefiting from the rapid growth of mobile phones and high revenue per subscriber.

     On the other hand, it is getting harder to keep a clear signal on mobile telephone equipment manufacturer Nokia, the largest company on the stock market in Finland. After a struggle in the first half, the problems the company had experienced in the supply of components reversed, leading to better profits and performance. Largely as a result of Nokia's ups and downs, the Finnish market was among Europe's top performers over the last six months (up 23.27%) but the worst performer for the year ended October 31, with an almost flat return. We maintained a modest holding in the company but are keeping a close watch. While resisting the drive toward monetary union, Sweden also performed strongly this year, benefiting from its independent push for fiscal discipline. The Swedes steadily cut interest rates, stimulating the domestic economy and many smaller companies, including our holding in the industrial concern Finnveden.

--------------------------------------------------------------------------------
Industry Diversification
================================================================================

                                                     Percent of     Percent of
                                                     Net Assets     Net Assets
                                                        4/30/96       10/31/96
--------------------------------------------------------------------------------
Services                                                  28.2%           32.6%
Consumer Goods                                            20.7            20.3
Energy                                                    16.1            13.8
Finance                                                   14.1            13.5
Materials                                                  6.2             6.2
Capital Equipment                                          6.9             6.0
Multi-Industry                                             1.8             2.3
Reserves                                                   6.0             5.3
--------------------------------------------------------------------------------
Total                                                    100.0%          100.0%
================================================================================

     In our report dated April 30, we mentioned our optimism regarding smaller companies. In general, these companies ended the year by giving back some of their outperformance over larger companies but maintained their lead for the full year ended October 31. We slightly decreased the fund's overall small-company exposure, particularly in the U.K., but increased holdings in the emerging markets of Eastern Europe, which outpaced the established markets over the past year. The fund now has holdings in the Czech Republic, Hungary, Poland, and Russia. Russia's Gazprom, the world's largest gas company, is one example.

Outlook

     Good economic conditions should help European markets continue to perform well into 1997. The new emphasis on shareholder interests - as evidenced by restructurings, mergers, and perhaps more share buy-backs - could also enhance returns over the next few years. While slightly trimming our small-company exposure, we expect our remaining holdings in this sector to do well.

Respectfully submitted,

[Signature]

Martin G. Wade
President

November 15, 1996

================================================================================
About Your Investment Manager
--------------------------------------------------------------------------------

     Since many of you are new investors in the T. Rowe Price international stock funds, we want to tell you briefly about the management team behind them. The funds are managed by Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price and Robert Fleming Holdings Ltd. of London.

     Rowe Price-Fleming brings a wealth of experience to international investing. T. Rowe Price was founded in 1937, and Robert Fleming, a British merchant bank and investment firm, was founded in 1873. Since its birth in 1979, Rowe Price-Fleming has grown into the largest U.S. manager of international no-load funds,* with more than $27 billion under its stewardship, including 11 stock and bond mutual funds.

     While Rowe Price-Fleming's investment team is based in London, portfolio managers are also located in Tokyo, Hong Kong, Singapore, Baltimore, and soon in South America. The company's equity managers are responsible for specific stock selection, but they are supported by more than 100 analysts in 14 financial centers worldwide.

     Rowe Price-Fleming's investment philosophy is straightforward and consistent: Each equity fund seeks broad diversification among companies that offer above-average growth prospects at reasonable valuations. While diversifying among many different companies and industries, each fund adheres strictly to its prospectus.

     Portfolio managers combine a macroeconomic view of each market with extensive research on individual companies. Therefore, your portfolios can potentially benefit from positive economic trends as well as from the selection of individual stocks that may perform well regardless of economic conditions.

     Rowe Price-Fleming believes that its emphasis on faster-growing foreign economies, broad diversification, and strong commitment to fundamental research helps it identify the best opportunities in international stocks.

*Strategic Insight Simfund
================================================================================

--------------------------------------------------------------------------------
Portfolio Highlights
================================================================================
TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                      10/31/96
--------------------------------------------------------------------------------
Wolters Kluwer, Netherlands .....................................           4.1%
Elsevier, Netherlands ...........................................           3.4
Royal Dutch Petroleum, Netherlands ..............................           2.9
Eaux Cie Generale, France .......................................           2.4
National Westminster Bank, United Kingdom .......................           2.0

SmithKline Beecham, United Kingdom ..............................           1.9
Reed International, United Kingdom ..............................           1.8
Astra, Sweden ...................................................           1.7
Gehe, Germany ...................................................           1.5
Shell Transport & Trading, United Kingdom .......................           1.4

Roche Holdings, Switzerland .....................................           1.4
Carrefour, France ...............................................           1.4
Bayer, Germany ..................................................           1.3
ABB, Switzerland ................................................           1.3
ING Groep, Netherlands ..........................................           1.3

Sandoz, Switzerland .............................................           1.2
Glaxo Wellcome, United Kingdom ..................................           1.2
LVMH, France ....................................................           1.1
Nestle, Switzerland .............................................           1.1
Tomkins, United Kingdom .........................................           1.1

Abbey National, United Kingdom ..................................           1.1
Total, France ...................................................           1.0
Pinault Printemps, France .......................................           1.0
Unilever, Netherlands ...........................................           1.0
Grand Metropolitan, United Kingdom ..............................           1.0

Total ...........................................................          40.6%
================================================================================

--------------------------------------------------------------------------------
Performance Comparison
================================================================================

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

     [SEC Chart showing European Stock Fund $18,654, MSCI European Index $19,930, Lipper European Funds Average $16,257]
--------------------------------------------------------------------------------
Average Annual Compound Total Return
================================================================================

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                Since  Inception
Periods Ended 10/31/96            1 Year  3 Years  5 Years  Inception       Date
--------------------------------------------------------------------------------
European Stock Fund               21.76%   16.10%   13.14%      9.80%    2/28/90
--------------------------------------------------------------------------------
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                               Year                                    10 Months++         Year
                                              Ended                                        Ended          Ended
                                           10/31/96       10/31/95       10/31/94       10/31/93       12/31/92       12/31/91
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period ...............      $    14.35     $    12.72     $    11.37     $     9.36     $    10.09     $     9.48

Investment activities
        Net investment income .....            0.25           0.20           0.14           0.12           0.14           0.10
        Net realized and
        unrealized gain (loss) ....            2.79           1.60           1.26           1.89          (0.70)          0.59

        Total from
        investment activities .....            3.04           1.80           1.40           2.01          (0.56)          0.69

Distributions
        Net investment income .....           (0.21)         (0.12)         (0.04)          --            (0.17)         (0.08)
        Net realized gain .........           (0.25)         (0.05)         (0.01)          --             --             --

        Total distributions .......           (0.46)         (0.17)         (0.05)          --            (0.17)         (0.08)

NET ASSET VALUE
End of period .....................      $    16.93     $    14.35     $    12.72     $    11.37     $     9.36     $    10.09

Ratios/Supplemental Data
Total return ......................           21.76%         14.41%         12.35%         21.47%         (5.56)%         7.31%
Ratio of expenses to
average net assets ................            1.12%          1.20%          1.25%          1.35%+         1.48%          1.71%
Ratio of net investment
income to average
net assets ........................            1.81%          1.75%          1.19%          1.79%+         1.23%          1.04%
Portfolio turnover rate ...........            14.1%          17.2%          24.5%          21.3%+         52.0%          57.7%
Average commission
rate paid .........................               $       0.0248$-             $-             $-             $-             $-
Net assets, end of period
(in thousands) ....................      $  704,887     $  490,573     $  337,498     $  265,784     $  173,798     $  103,977
------------------------------------------------------------------------------------------------------------------------------------

+   Annualized.
++  The fund's fiscal year-end was changed to 10/31.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Net Assets
================================================================================
                                                           Shares/Par      Value
                                                                    In thousands
--------------------------------------------------------------------------------

AUSTRIA 0.0%
Preferred Stocks 0.0%
Creditanstalt Bankverein ............................         2,050      $    96
Total Austria (Cost $215) ...........................                         96

BELGIUM 1.6%
Common Stocks and Warrants 1.6%
Barco ...............................................         3,500          576
Generale Banque .....................................         9,293        3,248
Generale Banque, VVPR Strip .........................           723            0
Kredietbank .........................................        17,210        5,559
National Portefeuille, warrants, exp. 6/15/99 * .....         6,200           10
UCB .................................................           749        1,651
                                                                          11,044
Convertible Bonds 0.0%
Kredietbank, 5.75%, 11/30/03 BEL ....................     4,522,500          190
                                                                             190
Total Belgium (Cost $7,326) .........................                     11,234


CZECH REPUBLIC 0.1%
Common Stocks 0.1%

IPS Praha ........................................         52,470            548
SPT Telecom ......................................          3,800            406
Total Czech Republic (Cost $712) .................                           954


DENMARK 0.7%
Common Stocks 0.7%

Bang & Olufsen ...................................         21,930            815
Crisplant Industries .............................          7,700            543
Den Danske Bank ..................................         19,780          1,419
ISS International (Class B) ......................         21,000            596
Tele Danmark (Class B) ...........................         13,450            678
Unidanmark (Class A) .............................         21,420            988
Total Denmark (Cost $4,448) ......................                         5,039

FINLAND 0.6%
Common Stocks 0.6%

Huhtamaki ......................................           8,000          $  348
Konecranes International .......................           9,000             248
Nokia (Class A) ................................          46,300           2,139
Nokian Tyres ...................................          35,050             672
Orion (Class B) ................................           6,000             203
Raision Tehtaat ................................           9,180             567
Total Finland (Cost $2,632) ....................                           4,177


FRANCE 14.8%
Common Stocks and Warrants 14.8%

AXA .............................................           9,400            587
Accor ...........................................          18,310          2,299
Alcatel Alsthom .................................          27,950          2,384
Altran Technologies .............................           1,784            534
Assurances Generales de France ..................          17,710            522
But .............................................           9,825            569
CET .............................................           8,700            698
Canal Plus ......................................          12,700          3,145
Carrefour .......................................          17,555          9,741
Castorama Dubois ................................           7,561          1,294
Chargeurs International .........................          10,933            475
Cie de St. Gobain ...............................          43,239          5,836
Cipe France .....................................          10,000          1,226
Credit Local de France, bearer ..................          10,510            904
Credit Local de France, registered ..............          12,910          1,111
Eaux Cie Generale ...............................         138,694         16,575
Elf Aquitaine ...................................          51,450          4,114
Guilbert ........................................          21,671          3,446
Havas ...........................................          15,760          1,035
L'Oreal .........................................           5,172          1,751
LVMH ............................................          35,238          8,071
NRJ .............................................           4,000            515
Pathe ...........................................          10,933          2,949
Pinault Printemps ...............................          18,860          7,112
Primagaz ........................................           1,485            153
Primagaz, warrants, exp. 6/30/98 * ..............             135              3
Rexel ...........................................           2,000         $  593
Rochefortaise Communication .....................           8,600            456
Sanofi ..........................................          21,457          1,944
Schneider .......................................          61,690          3,017
Societe des Immeubles de France .................             115              7
Societe Generale ................................           8,310            896
Sodexho .........................................          12,650          6,114
Spir Communication ..............................           3,437            358
Television Francaise ............................          61,508          6,545
Total (Class B) .................................          92,438          7,230
Total France (Cost $83,510) .....................                        104,209

GERMANY 6.9%
Common Stocks and Warrants 6.4%

Allianz Holdings ................................           2,235          4,042
Altana ..........................................           1,100            879
Bayer ...........................................         250,781          9,472
Buderus .........................................             720            326
Deutsche Bank ...................................          52,220          2,438
Eurobike ........................................          35,500            785
Gehe ............................................         152,120         10,246
Hoechst .........................................          44,470          1,677
Kolbenschmidt ...................................          70,000            896
Mannesmann ......................................           7,190          2,792
Pittler Maschinenfabrik * .......................           4,800            101
Rhoen Klinikum ..................................           7,776            976
SAP .............................................          10,810          1,463
Schering ........................................          13,623          1,096
Siemens .........................................          21,203          1,095
Sixt ............................................           1,600            562
Sixt, warrants, exp. 5/17/00 * ..................             100             78
Veba ............................................          81,590          4,352
Vereinigte Baubeschlag Handel ...................          10,000            172
Volkswagen ......................................           3,421          1,370
                                                                          44,818
Preferred Stocks and Rights 0.5%
Berentzen Gruppe .................................         14,500            525
Edding ...........................................            470            140
Hach .............................................            600         $  242
Marschollek Lautenshaeger ........................          4,500            636
Marschollek Lautenshaeger, rights * ..............          4,500              7
SAP ..............................................          9,740          1,311
Signalbau Huber ..................................          1,650            185
Sixt .............................................          1,000            319
Sto ..............................................            721            351
Westag & Getalit .................................            368             66
                                                                           3,782
Total Germany (Cost $35,231)                                              48,600


HUNGARY  0.2%
Common Stocks  0.2%

Graboplast Textile ..............................           27,000           827
Richter Gedeon ..................................           12,200           656
Total Hungary (Cost $824) .......................                          1,483

IRELAND  0.2%
Common Stocks  0.2%

Barlo Group ..................................           350,000             240
Kingspan Group ...............................           140,900           1,147
Total Ireland (Cost $685) ....................                             1,387


ISRAEL  0.4%
Common Stocks  0.4%

Bank Hapoalim ..................................          152,314            206
Blue Square * ..................................          176,600          1,402
Elco Holdings ..................................            4,835            118
Elite Industries ...............................           40,999            168
Teva Pharmaceutical ADR (USD) ..................           15,000            608
Total Israel (Cost $2,214) .....................                           2,502


ITALY  3.7%
Common Stocks and Warrants  3.7%

Assicurazioni Generali ..............................         61,226       1,183
Danieli & Company, savings shares ...................        180,000         572
Danieli & Company, warrants, exp. 11/30/99 * ........         22,750          13
ENI .................................................        659,743       3,160
Fila Holdings ADR (USD) .............................          7,800         571
IMI .................................................        232,253       1,838
Industria Macchine Automatiche ......................        130,000         516
Industrie Natuzzi ADR (USD) .........................         24,000       1,086
Italgas .............................................        415,943       1,535
La Doria ............................................        240,000         884
Merloni Elettrodomestici, savings shares ............        342,624         212
Pagnossin ...........................................         62,100         226
Saes Getters ........................................         20,800         378
Safilo ..............................................         60,000       1,068
Stet ................................................      1,027,300       3,548
Stet, savings shares ................................        544,935       1,451
Tecnost .............................................        277,000         615
Telecocavi, savings shares ..........................         16,000          34
Telecom Italia ......................................      1,084,615       2,417
Telecom Italia Mobile ...............................      1,931,435       3,991
Telecom Italia Mobile, savings shares ...............        620,611         708
Vianini Lavori ......................................         95,000         157
                                                                          26,163
Corporate Bonds 0.0%
Danieli & Company, 7.25%, 1/01/00 ITL .............        136,500,000        84
                                                                              84
Total Italy (Cost $21,240) ........................                       26,247

NETHERLANDS  17.5%
Common Stocks  17.5%

ABN Amro Holdings .........................             108,498            6,133
Aalberts Industries .......................               8,630            1,012
Ahold .....................................              23,681            1,382
Ahrend Groep ..............................              25,190            1,339
Akzo Nobel ................................              12,652            1,594
Atag ......................................              12,216              752
CSM .......................................             120,938            6,379
Content Beheer ............................              13,400              566
Elsevier ..................................           1,422,270           23,639
Fortis Amev ...............................             147,885            4,419
Getronics .................................              31,496              774
ING Groep ...................................          287,035          $  8,949
Koninklijke PTT Nederland ...................           55,007             1,991
Otra ........................................           73,500             1,378
Polygram ....................................          119,906             5,632
Randstad Holdings ...........................           14,000             1,132
Royal Dutch Petroleum .......................          122,189            20,179
Toolex Alpha ................................           11,900               114
Unilever ....................................           44,420             6,755
Wolters Kluwer ..............................          223,930            28,785
                                                                         122,904
Preferred Stocks 0.0%
ING Groep .........................................           10,947          58
                                                                              58
Total Netherlands (Cost $72,428) ..................                      122,962


NORWAY  2.4%
Common Stocks  2.4%

Bergesen (Class A) .............................           31,150            681
Elkjop Norge ...................................           33,723            817
Kverneland Gruppen .............................           14,560            340
Merkantildata ..................................           64,000            983
Norsk Hydro ....................................          127,725          5,885
Orkla (Class A) ................................           86,574          5,536
Ringcom ........................................           22,200            111
Schibsted ......................................           33,400            510
Sensonor * .....................................           53,100            387
Tomra Systems ..................................           99,000          1,404
Visma ..........................................           42,230            199
Total Norway (Cost $11,046) ....................                          16,853

POLAND  0.3%
Common Stocks  0.3%

Bank Rozwoju Eksportu ..............................          25,200         748
Bank Slaski ........................................           6,540         605
Elektrim ...........................................          40,000         334
Gorazdze ...........................................          18,500         490
International UNP Holdings (CAD) * .................         186,843          42
Total Poland (Cost $1,908) .........................                       2,219


PORTUGAL  0.5%
Common Stocks  0.4%

Jeronimo Martins ..................................        23,952         $2,180
Sempa .............................................        26,250            390
Sumolis Industria de Frutas Bebidas ...............        14,000            107
                                                                           2,677
Preferred Stocks 0.1%
Filmes Lusomundo ..................................        28,470            253
                                                                             253
Total Portugal (Cost $1,420) ......................                        2,930


RUSSIA  0.3%
Common Stocks  0.3%

Gazprom ADR (USD) ............................             40,500            760
Lukoil ADR (USD) .............................             28,000          1,078
PLD Telekom (USD) * ..........................             52,200            346
Star Mining (AUD) * ..........................          1,540,000            195
Total Russia (Cost $2,069) ...................                             2,379


SPAIN  5.1%
Common Stocks  5.1%

Aguas de Barcelona ...............................          20,908           855
Algodonera de St. Antonia * ......................          41,000           325
Argentaria Banca de Espana .......................          48,281         1,892
Azkoyen ..........................................          11,000           812
Banco Popular Espanol ............................          21,859         4,178
Banco Santander ..................................          73,529         3,775
Centros Comerciales Pryca ........................          66,268         1,522
Continente Central ...............................          32,280           655
Corporacion Financiaera Reunida ..................         118,000           305
Cristaleria Espanola .............................           6,400           419

Empresa Nacional de Electricidad .................          95,180         5,826
Filo .............................................          52,500           148
Gas Natural ......................................          19,531         3,416
Grupo Anaya ......................................          16,000           317
Iberdrola ........................................         314,865         3,344
Prosegur Seguridad ...............................         162,500         1,312
Repsol ...........................................         162,829         5,315
Telefonica de Espana .............................          67,340        $1,351
Total Spain (Cost $30,758) .......................                        35,767


SWEDEN  5.4%
Common Stocks and Warrants  5.4%

ABB (Class A) .......................................        18,840        2,134
Angpanne Foreningen (Class B) .......................        33,500          540
Astra (Class B) .....................................       262,930       11,996
Atlas Copco (Class B) ...............................       227,230        4,682
BPA (Class A) * .....................................       380,000        1,069
BPA (Class A), warrants, exp. 12/15/00 * ............       152,000          190
Electrolux (Class B) ................................        61,910        3,446
Esselte (Class B) ...................................        45,690        1,021
Finnveden (Class B) .................................        52,900          764
Getinge Industrier (Class B) ........................        40,650          742
Hennes & Mauritz (Class B) ..........................        32,410        4,194
Hoganas (Class B) ...................................        16,000          494
ICB Shipping (Class B) ..............................        71,200          845
Sandvik (Class B) ...................................       122,110        2,878
Scribona (Class B) ..................................        46,260          510
Securitas (Class B) .................................        57,000        1,474
Stora Kopparbergs (Class B) .........................       101,450        1,304
Total Sweden (Cost $23,530) .........................                     38,283


SWITZERLAND  7.6%
Common Stocks  7.6%

ABB ..............................................          7,365          9,101
Adecco ...........................................          4,500          1,264
Belimo Automation ................................          3,000            634
Bossard Holdings .................................          1,000            360
Bucher Holding ...................................          1,150            835
CS Holding .......................................         20,015          1,999
Ciba-Geigy .......................................          5,079          6,256
Edipresse ........................................          2,600            537

Generale d'Affichage .............................          2,200          1,018
Gurit Heberlien ..................................            365            722
Hilti ............................................            650            426
Lem Holdings .....................................          1,250            284
Liechtenstein Global Trust .......................          1,235         $  586
Nestle ...........................................          7,425          8,065
Roche Holdings ...................................          1,311          9,916
Sandoz ...........................................          7,317          8,457
Schweizerischer Bankverein .......................         17,840          3,437
Total Switzerland (Cost $39,770) .................                        53,897


UNITED KINGDOM  26.4%
Common Stocks and Warrants  26.3%

Abbey National .........................................      740,080      7,685
Abtrust Lloyds Insurance, warrants, exp. 11/24/98 * ....       27,000         13
Argos ..................................................      304,266      3,813
Asda Group .............................................    2,126,430      4,084
Ashtead Group ..........................................      357,497      1,353
BCE Holdings * .........................................    1,850,000        354
British Gas ............................................      563,250      1,751
British Petroleum ......................................      205,000      2,195
Britton Group ..........................................      380,630        954
CRT Group ..............................................      400,777      1,709
Cable & Wireless .......................................      652,110      5,180
Cadbury Schweppes ......................................      587,753      4,879
Caradon ................................................      922,810      3,635
Carpetright ............................................       86,000        879
Chamberlain Phipps .....................................       99,000          0
Coats Viyella ..........................................      361,000        893
Compass Group ..........................................      231,000      2,297
Cordiant ...............................................      195,000        321
Corporate Services Group ...............................      645,471      1,828
David S. Smith .........................................      419,020      2,128
Devro International ....................................      251,250      1,084
Druck Holdings .........................................      185,000        994
East Midlands Electricity ..............................      106,128        930
First Technology .......................................       77,000        793
GKN ....................................................       77,000      1,450
Glaxo Wellcome .........................................      533,540      8,293
Grand Metropolitan .....................................      895,420      6,719
Greggs .................................................       42,000        931
Guinness ...............................................      706,040      5,079
HTV Group ..............................................    205,000 $      1,258
Harvey Nichols .........................................      157,500        884
Helical Bar ............................................       41,000        259
Henderson ..............................................       23,000        471
Hozelock Group .........................................       99,461        704
JBA Holdings ...........................................      200,000      1,676
JKX Oil & Gas * ........................................      110,000        240
John Laing (Class A) ...................................      369,690      1,607
Kingfisher .............................................      447,731      4,766
Knox D'Arcy Trust ......................................      562,222        311

Ladbroke Group .........................................      591,250      1,910
London Electricity .....................................      250,208      2,476
Mackie International Group .............................       44,000        158
Matthew Clark ..........................................       59,000        300
Mayflower ..............................................      595,000      1,254
Mirror Group ...........................................      313,000      1,177
N Brown Group ..........................................       81,420        559
National Grid Group ....................................      176,609        517
National Westminster Bank ..............................    1,252,410     14,330
Northern Leisure .......................................      247,035        635
Pentos * ...............................................      358,333          0
Peter Black Holdings ...................................       57,000        278
Pizza Express ..........................................       75,000        630
Powerscreen International ..............................      147,000      1,459
RTZ ....................................................      217,060      3,462
Rank Group .............................................      874,625      5,780
Reed International .....................................      683,940     12,746
Regal Hotel Group ......................................      761,389        632
Rolls Royce ............................................      399,201      1,644
Safeway ................................................      510,000      3,021
Sage Group .............................................      138,000      1,094
Select Appointment .....................................      159,000      1,027
Serco Group ............................................      117,500      1,207
Shell Transport & Trading ..............................      611,000     10,024
SmithKline Beecham .....................................    1,115,100     13,721
Stakis .................................................      400,750        659
Stoves .................................................       66,000        295
Superscape VR ..........................................       37,700        298
T & N ..................................................    698,000 $      1,443
Taylor Nelson ..........................................      687,380        615
Tesco ..................................................      388,500      2,093
Tomkins ................................................    1,858,770      7,775
Transtec ...............................................      713,222      1,312
Ugland International Holdings ..........................      264,000        296
United Newspapers ......................................      437,390      4,791
Videologic Group * .....................................      135,000        116
Visual Action Holdings .................................       69,050        260
WPP Group ..............................................      245,000        913
Wickes .................................................      151,111         44
                                                                         185,351

Preferred Stocks 0.1%
Knox D'Arcy Trust, cv. loan stock, 9/30/07 ............       472,222        258
Regal Hotel Group, cv. loan stock, 2001 ...............       131,587        256
                                                                             514
Total United Kingdom (Cost $138,187) ..................                  185,865

SHORT-TERM INVESTMENTS 5.0%
Commercial Paper 4.3%

Abbey National North America, 5.32%, 11/29/96 ............   $3,000,000    2,988
American Express Credit, 5.26%, 12/05/96 .................    3,000,000    2,985
Bank of America, 5.40%, 2/05/97 ..........................    2,000,000    1,971
Caterpillar Financial Services, 5.25%, 11/22/96 ..........    3,000,000    2,991
Countrywide Funding, 5.27%, 11/07/96 .....................    3,000,000    2,997
Falcon Asset Securitization, 5.30%, 11/04/96 .............    5,000,000    4,998
First Chicago Financial, 4(2), 5.25%, 11/14/96 ...........    3,000,000    2,994
Market Street Funding, 5.29%, 11/26/96 ...................    3,000,000    2,989
Sandoz, 5.33%, 12/03/96 ..................................    3,000,000    2,986
Yorkshire Building Society, 5.43%, 1/24/97 ...............    2,000,000    1,975
Investments in Commercial Paper through a joint account,
                 5.56 - 5.63%, 11/01/96 ..................      677,198      677
                                                                          30,551

Certificates of Deposit 0.7%
Australia & New Zealand Banking, 5.57%, 2/06/97 ........     2,000,000     2,000
Westdeutsche Landesbank New York, 5.28%, 11/22/96 ......     3,000,000     3,000
                                                                           5,000
Total Short-Term Investments (Cost $35,551) ............                  35,551

Total Investments in Securities
99.7% of Net Assets (Cost $515,704) .........................           $702,634

Other Assets Less Liabilities .............................                2,253

NET ASSETS ................................................             $704,887

Net Assets Consist of:
Accumulated net investment income - net of distributions .........      $ 10,807
Accumulated net realized gain/loss - net of distributions ........         6,268
Net  unrealized  gain (loss) .....................................       186,954
Paid-in-capital  applicable to 41,634,887 shares of $0.01
par value capital stock outstanding; 2,000,000,000 shares
of the corporation  authorized .............................             500,858
NET ASSETS .................................................            $704,887
NET ASSET VALUE PER SHARE ..................................            $  16.93


*    Non-income producing
AUD  Australian dollar
BEL  Belgian franc
CAD  Canadian dollar
ITL  Italian lira
USD  U.S. dollar
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
                                                                    In thousands

                                                                            Year
                                                                           Ended
                                                                        10/31/96
--------------------------------------------------------------------------------
Investment Income
Income
        Dividend (net of foreign taxes of $ 2,462) ............       $  15,600
        Interest ..............................................           1,770
        Other .................................................             235
        Total income ..........................................          17,605

Expenses
        Investment management .................................           5,007
        Shareholder servicing .................................           1,126
        Custody and accounting ................................             351
        Registration ..........................................              93
        Prospectus and shareholder reports ....................              90
        Legal and audit .......................................              30
        Directors .............................................               8
        Miscellaneous .........................................               5
        Total expenses ........................................           6,710
Net investment income .........................................          10,895

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
        Securities ............................................           7,920
        Foreign currency transactions .........................            (489)
        Net realized gain (loss) ..............................           7,431

Change in net unrealized gain or loss on
        Securities ............................................          99,362
        Other assets and liabilities
        denominated in foreign currencies .....................              12
        Change in net unrealized gain or loss .................          99,374

Net realized and unrealized gain (loss) .......................         106,805

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ........................................       $ 117,700

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    In thousands
--------------------------------------------------------------------------------
                                                            Year          Year
                                                           Ended         Ended
                                                        10/31/96      10/31/95

Increase (Decrease) in Net Assets

Operations
    Net investment income ...........................   $  10,895    $   7,412
    Net realized gain (loss) ........................       7,431        8,570
    Change in net unrealized gain or loss ...........      99,374       44,753
    Increase (decrease) in net assets from operations     117,700       60,735
Distributions to shareholders
    Net investment income ...........................      (7,528)      (3,553)
    Net realized gain ...............................      (8,941)      (1,481)
    Decrease in net assets from distributions .......     (16,469)      (5,034)
Capital share transactions *
    Shares sold .....................................     254,494      242,056
    Distributions reinvested ........................      15,698        4,733
    Shares redeemed .................................    (157,109)    (149,415)
    Increase (decrease) in net assets from capital
    share transactions ..............................     113,083       97,374

Net Assets
Increase (decrease) during period ...................     214,314      153,075
Beginning of period .................................     490,573      337,498

End of period .......................................    $704,887     $490,573
*Share information
    Shares sold .....................................      16,561       18,546
    Distributions reinvested ........................       1,094          393
    Shares redeemed .................................     (10,195)     (11,297)
    Increase (decrease) in shares outstanding .......       7,460        7,642

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

================================================================================
Notes to Financial Statements
================================================================================

================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The European Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on February 28, 1990.

Valuation

     Equity securities listed or regularly traded on a securities exchange (including Nasdaq) are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation

     Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Commercial  Paper

     Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Securities  Lending

     To earn additional income, the fund lends its securities to approved brokers. At October 31, 1996, the market value of securities on loan was $63,199,000, which was fully collateralized with cash. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Other

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $173,119,000 and $80,133,000, respectively, for the year ended October 31, 1996.

NOTE 3 - FEDERAL  INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1996. The results of operations and net assets were not affected by the reclassifications.

================================================================================
Undistributed net realized gain                                        47,000
Paid-in-capital                                                       (47,000)
--------------------------------------------------------------------------------

     At October 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $515,704,000, and net unrealized gain aggregated $186,930,000, of which $197,027,000 related to appreciated investments and $10,097,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $488,000 was payable at October 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At October 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $944,000 for the year ended October 31, 1996, of which $104,000 was payable at period-end.

     During the year ended October 31, 1996, the fund, in the ordinary course of business, paid commissions of $35,000 to, and placed security purchase and sale orders aggregating $16,644,000 with, certain affiliates of the manager in connection with the execution of various portfolio transactions.

================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of
T. Rowe Price European Stock Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price European Stock Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
November 19, 1996

================================================================================
Investment Services And Information
--------------------------------------------------------------------------------

KNOWLEDGABLE SERVICE REPRESENTATIVES

By Phone
     Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person
     Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

AUTOMATED 24-HOUR SERVICES

Tele*Access(R)
     Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T. Rowe Price OnLine
     Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

ACCOUNT SERVICES

Checking
     Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic  Investing
     Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

Automatic  Withdrawal
     If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

  Dividend and Capital Gains Payment Options
     Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

Investments Available
     You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account
     Call a shareholder service representative for more information.

INVESTMENT INFORMATION

Combined  Statement
     A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports
     Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

The T. Rowe Price Report
     This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update
     This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights
     This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides
     Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

================================================================================
Mutual Funds
--------------------------------------------------------------------------------

Stock Funds
================================================================================

Domestic
--------------------------------------------------------------------------------
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons
OTC
Science & Technology
Small-Cap Value
Spectrum Growth
Value

International/Global
--------------------------------------------------------------------------------
Emerging Markets Stock
European Stock
Global  Stock
International Discovery
International Stock
Japan
Latin America
New Asia

Bond Funds
================================================================================

Domestic Taxable
--------------------------------------------------------------------------------
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-free
California Tax-Free Bond
Florida Insured Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global
--------------------------------------------------------------------------------
Global Government Bond
Emerging Markets Bond
International Bond

Money Market
================================================================================

Taxable
--------------------------------------------------------------------------------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
--------------------------------------------------------------------------------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset
================================================================================
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load Variable Annuity
================================================================================
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio



                      For yield, price, last transaction,
                          current balance or to conduct
                         transactions, 24 hours, 7 days
                          a week, call Tele*Access(R):
                            1-800-638-2587 toll free

                                 For assistance
                     with your existing fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                           http://www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                         This report is authorized for
                       distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                       T. Rowe Price European Stock Fund.

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

              T. Rowe Price Investment Services, Inc., Distributor

                                    RPRTESF

                                    10/31/96